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ALLIANCEBERNSTEIN
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ALLIANCEBERNSTEIN BOND FUNDS ("Bond Funds")
  - High Income Fund
  - Intermediate Bond Portfolio
  - Global Bond Fund
  - Limited Duration High Income Portfolio
  - Unconstrained Bond Fund

ALLIANCEBERNSTEIN CORPORATE SHARES ("Corporate Shares")
  - AllianceBernstein Corporate Income Shares
  - AllianceBernstein Municipal Income Shares
  - AllianceBernstein Taxable Multi-Sector Income Shares
  - AllianceBernstein Tax-Aware Real Return Income Shares

AllianceBernstein Dynamic All Market Fund ("DAMF")
AllianceBernstein Emerging Markets Multi-Asset Portfolio ("EMMA")
AllianceBernstein Global Real Estate Investment Fund II ("GREIF")

ALLIANCEBERNSTEIN INFLATION STRATEGIES ("Inflation Strategies")
  - Bond Inflation Strategy
  - Municipal Bond Inflation Strategy
  - Real Asset Strategy

ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS ("Municipal Portfolios")
  - National Portfolio
  - High Income Municipal Portfolio
  - Arizona Portfolio
  - California Portfolio
  - Massachusetts Portfolio
  - Michigan Portfolio
  - Minnesota Portfolio
  - New Jersey Portfolio
  - New York Portfolio
  - Ohio Portfolio
  - Pennsylvania Portfolio
  - Virginia Portfolio

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES ("Retirement Strategies")
  - 2000 Retirement Strategy
  - 2005 Retirement Strategy
  - 2010 Retirement Strategy
  - 2015 Retirement Strategy
  - 2020 Retirement Strategy
  - 2025 Retirement Strategy
  - 2030 Retirement Strategy
  - 2035 Retirement Strategy
  - 2040 Retirement Strategy
  - 2045 Retirement Strategy
  - 2050 Retirement Strategy
  - 2055 Retirement Strategy

ALLIANCEBERNSTEIN VALUE FUNDS ("Value Funds")
  - Value Fund
  - Growth and Income Fund
  - Equity Income Fund
  - Core Opportunities Fund
  - Discovery Value Fund
  - Global Value Fund
  - Global Real Estate Investment Fund
  - International Value Fund
  - Global Risk Allocation Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("Variable Products")
  - Intermediate Bond Portfolio
  - Large Cap Growth Portfolio
  - Growth and Income Portfolio
  - Growth Portfolio
  - International Growth Portfolio
  - Global Thematic Growth Portfolio
  - Small Cap Growth Portfolio
  - Real Estate Investment Portfolio
  - International Value Portfolio
  - Small/Mid Cap Value Portfolio
  - Value Portfolio
  - Balanced Wealth Strategy Portfolio
  - Dynamic Asset Allocation Portfolio

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS ("Pooling Portfolios")
  - U.S. Value Portfolio
  - U.S. Large Cap Growth Portfolio
  - International Value Portfolio
  - International Growth Portfolio
  - Short Duration Bond Portfolio
  - Global Core Bond Portfolio
  - Bond Inflation-Protection Portfolio
  - High-Yield Portfolio
  - Small-Mid Cap Value Portfolio
  - Small-Mid Cap Growth Portfolio
  - Multi-Asset Real Return Portfolio
  - Volatility Management Portfolio

ALLIANCEBERNSTEIN WEALTH STRATEGIES ("Wealth Strategies")
  - Wealth Appreciation Strategy
  - Balanced Wealth Strategy
  - Conservative Wealth Strategy
  - Tax-Managed Wealth Appreciation Strategy
  - Tax-Managed Balanced Wealth Strategy
  - Tax-Managed Conservative Wealth Strategy

Supplement dated November 7, 2013 to the Statement of Additional Information ("SAI") dated January 31, 2013 (and amended August 26, 2013) and October 15, 2013 of Bond Funds, the SAI dated August 30, 2013 of Corporate Shares, the SAI dated July 1, 2013 of DAMF, the SAI dated July 31, 2013 of EMMA, the SAI dated January 31, 2013 of GREIF, the SAI dated January 31, 2013 of Inflation Strategies, the SAI dated January 31, 2013 of Municipal Portfolios, the SAI dated December 31, 2012 of Pooling Portfolios, the SAI dated December 31, 2012 of Retirement Strategies, the SAI dated March 1, 2013 and October 15, 2013 of Value Funds, the SAI dated May 1, 2013 (and amended June 3, 2013) of Variable Products and the SAI dated December 31, 2012 of Wealth Strategies. Each of the funds listed above is hereinafter referred to as a "Fund" or, collectively, the "Funds".

                                   * * * * *

The following changes are made to the section titled "Additional Investment Policies and Practices".

   o Under the sub-section titled "Derivatives", the second sentence of the second paragraph is revised as follows:

Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

   o In the sub-section titled "Swaps" the first paragraph is revised to read as follows:

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

      o In the sub-section titled "Risks of Derivatives" or "Risks of Governmental Regulation of Derivatives" or "Risks of Derivatives and Other Regulatory Issues" the following paragraphs are revised and supplemented as follows:

            --CREDIT RISK. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            --COUNTERPARTY RISK. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

                  New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Fund will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            --REGULATORY RISK. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.


   o  The paragraph titled: "Currency Swaps" is revised as follows:

            CURRENCY SWAPS. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

   o In the paragraph titled: "Swaps: Interest Rate Transactions", the fifth paragraph is revised as follows:

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

   o The paragraph titled "Special Risks Associated with Swaps" is revised as follows:

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.